                           APPROVAL BY DIRECTORS OF
                            PACIFIC NORTHWEST BANK


     The undersigned, all of the members of the Board of Directors of Pacific Northwest Bank (the "Bank"), approve the roregoing Plan and, except as otherwise required by applicable law, including, without limitation, their fiduciary duties to the Bank's shareholders, agree to (a) vote their shares in favor of the transactions contemplated by the Plan, (b) recommend to the shareholders of the Bank that they approve the Plan, and (c) refrain from any actions or omissions inconsistent with such transactions or recommendation.


 /s/ William Bain, Jr.                   /s/ James P. Crutcher
-------------------------               -------------------------
William Bain, Jr.                       James P. Crutcher


 /s/ Patrick M. Fahey                    /s/ Robert E. Hartley
-------------------------               -------------------------
Patrick M. Fahey                        Robert E. Hartley


 /s/ William G. Lucks                    /s/ Douglas A. Swerland
-------------------------               -------------------------
William G. Lucks                        Douglas A. Swerland


 /s/ Betty Woods
-------------------------
Betty Woods